AMENDMENT NO. 1 TO
                          REGISTRATION RIGHTS AGREEMENT

                  THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is entered into as of January 8, 2001 by and between Motient
Corporation, a Delaware corporation (the "Company") and each stockholder signatory hereto (the "Stockholders").

                  WHEREAS, the parties entered into a Registration Rights Agreement on June 29, 2000 (the "Registration Rights Agreement"), pursuant to which Company granted certain registration rights to the Stockholders with respect to the shares of Common Stock that may be acquired by the Stockholders pursuant to the Investment Agreement dated June 29, 2000 among the Company, Mobile Satellite Ventures LLC (formerly Motient Satellite Ventures LLC)("Newco") and the Stockholders.

                  WHEREAS, the parties desire to amend the Registration Rights Agreement as more fully described herein to reflect the January 2001 Investment Agreement dated as January 8, 2001 among the Company, Newco, the Stockholders and the other parties named therein (the "January Investment Agreement").

                  NOW THEREFORE in consideration of the mutual covenants and agreements set forth below, the parties, intending to be legally bound, hereby amend the Registration Rights Agreement as follows:

                    1.  Amendments  to  Registration   Rights   Agreement.   The
                        -------------------------------------------------
Registration Rights Agreement is hereby amended as follows:

                  (a) The first two paragraphs of the Terms and Conditions section of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

                           The  Investors  have agreed to invest in, and provide
                  financing for Mobile Satellite Ventures LLC, a Delaware limited liability company ("Newco"), and the Company and Newco have agreed to issue, sell and grant to the Investors, certain securities and options pursuant to the January 2001 Investment Agreement, dated as of January 8, 2001, by and among the Company, Newco, the Investors and the other parties named therein (the "Investment Agreement");

                           The  Parties   desire   herein  to  provide   certain
                  registration rights to the Stockholders with respect to the shares of Common Stock that may be acquired by the Stockholders pursuant to the effectuation of the Parent Conversions (as defined in the Investment Agreement).

                  (b) The definition of "Registrable Securities" in Section 1 of the Registration Rights Agreement is hereby deleted in its entirety and replaced with the following:

                           "Registrable  Securities." Any shares of Common Stock
                  of the Company held by the Stockholders, and any shares of Common Stock that such Stockholder has the right to acquire, or does acquire, in connection with a Parent Conversion (or their transferees) pursuant to the Investment Agreement, including any shares of Common Stock issued or issuable with respect to such shares by reason of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, that a Registrable Security ceases to be a Registrable Security when (i) it has been registered and sold under the Securities Act, (ii) it is sold or transferred in accordance with the requirements of Rule 144 (or similar provisions then in effect) promulgated by the SEC under the Securities Act ("Rule 144"), or (iii) it is eligible to be sold or transferred under Rule 144 without holding period or volume limitations.

                  2. Miscellaneous. Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Registration Rights Agreement. All other terms and provisions of the Registration Rights Agreement shall continue in full force and effect and unchanged and are hereby confirmed in all respects. This Amendment shall terminate upon the termination of the January Investment Agreement and all of the terms of the Registration Rights Agreement shall continue in full force and effect (without giving effect to this Amendment). This Amendment may be executed in any number of counterparts which, taken together, shall constitute a single, binding instrument. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to its principles of conflicts of law that would give effect to the application of the law of another jurisdiction.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, or have caused this Amendment to be duly executed on their behalf, as of the day and year first above written.


                                   COMPANY:

                                   MOTIENT CORPORATION


                                   By:/s/Randy S. Segal
                                      -------------------------------------
                                      Randy S. Segal, Senior Vice President


                                   STOCKHOLDERS:
                                   ------------


                                   TELCOM SATELLITE VENTURES INC.


                                   By:/s/ Hal B. Perkins
                                      -------------------------------------
                                      Name: Hal B. Perkins
                                      Title: Vice President

                                   COLUMBIA SPACE (QP), INC.


                                   By: /s/ Donald A. Doering
                                      -------------------------------------
                                      Name: Donald A. Doering
                                      Title: CFO


                                    COLUMBIA SPACE (AI), INC.


                                    By: /s/ Donald A. Doering
                                       ------------------------------------
                                       Name: Donald A. Doering
                                       Title: CFO


                                    COLUMBIA SPACE PARTNERS, INC.


                                    By: /s/ Donald A. Doering
                                       ------------------------------------
                                       Name: Donald A. Doering
                                       Title: CFO


                                    SPECTRUM SPACE EQUITY
                                    INVESTORS IV, INC.


                                    By: /s/ Kevin J. Maroni
                                       ------------------------------------
                                       Name: Kevin J. Maroni
                                       Title: Chairman and CEO


                                    SPECTRUM SPACE IV PARALLEL, INC.


                                    By: /s/ Kevin J. Maroni
                                       ------------------------------------
                                       Name: Kevin J. Maroni
                                       Title: Chairman and CEO


                                    SPECTRUM SPACE IV MANAGERS, INC.


                                    By: /s/ Kevin J. Maroni
                                       ------------------------------------
                                       Name: Kevin J. Maroni
                                       Title: Chairman and CEO